GENERAL (Tables)	12 Months Ended
Dec. 31, 2015
Schedule of Business Acquisitions by Acquisition, Equity Interest Issued or Issuable
On August 1, 2014, the Company completed the acquisition of all of the outstanding shares of Knowledge Partners International (KPI), a pioneer and recognized leader in decision management consultancy, services and training, in consideration of $  2,380, composed of the following:

Cash Payment	$2,203
Share consideration *	177

Total purchase price	$2,380

*)	Sapiens issued 57,000 shares of its subsidiary, Sapiens software solution (Decision) LTD, reflecting 3% of the subsidiary's outstanding shares.

According to the agreement the sellers will have the right to sell their minority interests to the Company during the period commencing on the date that is 48 months following the acquisition date, and the Company will have corresponding call option.